UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 22, 2010

Commission File Number: 000-52890

UPLIFT NUTRITION, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	20-4669109
(State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

252 W. Cottage Avenue Sandy, Utah	84070
(Address of principal executive offices)	(Zip Code)

801-721-4410

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Sherri Munden of Munden & Associates, LLC, (“Munden & Associates”), independent certified public accountant of Salt Lake City, Utah, audited the balance sheets of the Company as of December 31, 2008 and 2007 and the related statements of operations, stockholders’ equity (deficit), and cash flows for the year ended December 31, 2008 and for the period from inception on March 7, 2005 through December 31, 2008.

During the two years ended December 31, 2008, the subsequent period through September 30, 2009 and through the present, there have been no disagreements between the Company and Munden & Associates, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused her to make reference to the subject matter of the disagreement in connection with her reports.

During the two years ended December 31, 2008 and during the subsequent period through September 30, 2009, the reports of Munden & Associates, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Munden & Associates, expressed that there was substantial doubt about the Company’s ability to continue as a going concern.  In a letter dated March 31, 2009,  Munden & Associates, LLC advised management of several material weaknesses and a significant deficiency that indicate a lack of internal controls necessary to develop reliable financial statements.

On March 17, 2010, management of the Company met with Chilsolm, Bierwolf, Nilson and Morrill in Layton, Utah, for the purpose of determining whether Chilsolm, Bierwolf, Nilson and Morrill would be interested in becoming the Company’s new independent auditors and completing the audit of the Company for the fiscal year ended December

31, 2009.  On February 22, 2010 prior to such meeting, Munden & Associates, resigned as the Company’s independent auditor. After such meeting, the Board of Directors determined to retain Chilsolm, Bierwolf, Nilson and Morrill of Layton, Utah, as the Company’s new independent auditors.

At the meeting with Chilsolm, Bierwolf, Nilson and Morrill, or prior thereto, no one representing the Company consulted with Chilsolm, Bierwolf, Nilson and Morrill regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and Chilsolm, Bierwolf, Nilson and Morrill had not provided the Company or someone on its behalf either written or oral advice on any factor, issue or item of accounting, auditing or financial reporting.

The Company has provided Munden & Associates, with a copy of the disclosure provided under this caption of this Report, and has advised her to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether she agrees or disagrees with the disclosures made herein.  Such letter is an exhibit to this Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

16

Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPLIFT NUTRITION, INC.

(Issuer)

Dated: March 24, 2010	/s/Gary C. Lewis
By: Gary C. Lewis, Chairman of the Board, President, Chief Executive Officer (CEO), Chief or Principal Financial Officer (CFO), and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number Description ---------- -------------- 16 Letter on Change in Certifying Accountant